Equity Financing Transactions	12 Months Ended
Dec. 31, 2015
Equity Financing Transactions [Abstract]
Equity Financing Transactions [Text Block]
EQUITY FINANCING TRANSACTIONS

Initial Public Offering
We closed on an initial public offering of 7,200,000 ordinary shares, representing equity interests in the Company, at a price to the public of $13.00 per ordinary share on May 28, 2014. The Company received net proceeds of $85.9 million from the sale of the ordinary shares, after deducting underwriting discounts, commissions, structuring fees, and offering expenses of $7.7 million. The underwriters, following the IPO, exercised their over-allotment option to purchase an additional 1,080,000 ordinary shares at a price of $13.00 per ordinary share, providing additional net proceeds of $13.1 million, after deducting $0.9 million of underwriting discounts, commissions, and structuring fees.

Samsung Private Placements
Samsung Fine Chemicals Co., Ltd. ("Samsung Fine Chemicals") and Samsung Electronics Co., Ltd. ("Samsung Electronics") (together, the "Samsung Purchasers") purchased $93.6 million and $31.5 million, respectively, of our ordinary shares in separate private placements ("Samsung Private Placements") at a price per share equal to the public offering price of $13.00 per ordinary share. Samsung Fine Chemicals is a joint venture partner of ours and SunEdison Products Singapore Pte. Ltd., a subsidiary of SunEdison, in SMP Ltd. ("SMP"). Samsung Electronics is one of our customers and was our joint venture partner in MEMC Korea Company, Ltd. ("MKC"). Samsung Fine Chemicals made an aggregate cash investment in us of $93.6 million and, in a non-cash transaction, Samsung Electronics transferred to us its remaining 20% interest in MKC as consideration for the issuance of the ordinary shares. We realized net proceeds from the Samsung Fine Chemicals investment in us of $87.3 million after deducting underwriting discounts, commissions, structuring fees, and offering expenses of $6.3 million. These share purchases closed concurrently with the IPO. As a result of obtaining the 20% interest in MKC, we redeemed the noncontrolling interest in this entity and MKC is now a wholly-owned subsidiary of the Company. There was no gain or loss recognized in connection with these transactions.
The Company used the net proceeds from the IPO and the Samsung Private Placements, along with the proceeds of the $210.0 million term loan discussed in Note 8, to repay in full the intercompany notes payable of $215.2 million to a subsidiary of SunEdison that resulted from the Formation Transactions, and to repay existing bank indebtedness owed by the Company's Japanese subsidiary. The remainder of the proceeds from the term loan and the equity transactions outlined above was retained as cash on our balance sheet.

Secondary Offerings
On January 20, 2015, a secondary public offering of 17,250,000 of our ordinary shares by SunEdison, Samsung Fine Chemicals Co., Ltd., and Samsung Electronics Co., Ltd. was closed. We did not receive any of the proceeds from the sale of our ordinary shares in this offering. As a result of this offering, our former parent company, SunEdison, ceased to own more than 50% of our outstanding ordinary shares.
On July 1, 2015, a secondary public offering of 15,935,828 of our ordinary shares by SunEdison, Samsung Fine Chemicals Co., Ltd., and Samsung Electronics Co., Ltd. was closed. We did not receive any of the proceeds from the sale of our ordinary shares in this offering. In this offering, SunEdison, Samsung Fine Chemicals Co., Ltd., and Samsung Electronics Co., Ltd. sold all remaining shares of the Company that they held.